SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 28, 1998



                       MARSHALL INDUSTRIES

     (Exact name of registrant as specified in its charter)



CALIFORNIA                            1-5441                95-2048764
(State or other jurisdiction   (Commission File Number)     (IRS Employer
   or incorporation)                                         Identification No.)

9320 TELSTAR AVENUE, EL MONTE, CALIFORNIA         91731-2895
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number including area code:  (626) 307-6000

(Former name or former address, if changed since last report.)
      Not applicable.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.


(c)  Exhibits.


     Exhibit
     Number    Description

     3.2       Amended and Restated Bylaws of Marshall Industries


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         MARSHALL INDUSTRIES



                         /s/  HENRY W. CHIN

                         By:  Henry W. Chin
                              Vice President, Finance, Chief
                              Financial Officer and Secretary


DATED:  June 5, 1998

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